UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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Metalico, Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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METALICO, INC.
186 North Avenue East
Cranford, New Jersey 07016
Dear Stockholder:
      You are cordially invited to attend the 2005 Annual Meeting of Stockholders of Metalico, Inc. The meeting will be held at the Newark Liberty International Airport Marriott Hotel, Newark Liberty International Airport, Newark, New Jersey, at 9:30 a.m. local time, on Tuesday, November 1, 2005.
      The Notice of Meeting and the Proxy Statement on the following pages cover the formal business of the meeting, which includes two items to be voted on by the stockholders. At the Annual Meeting, I will also report on Metalico’s current operations and will be available to respond to questions from stockholders.
      Whether or not you plan to attend the meeting, it is important that your shares be represented and voted at the meeting. You are urged, therefore, to complete, sign, date and return the enclosed proxy card even if you plan to attend the meeting.
      I hope you will join us.

Sincerely,

Carlos E. Agüero
President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2 SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
DIRECTORS AND EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
REPORT OF THE COMPENSATION COMMITTEE
SHAREHOLDER PERFORMANCE
OTHER MATTERS
SHAREHOLDER PROPOSALS FOR 2006
COPIES OF ANNUAL REPORTS ON FORM 10-K

METALICO, INC.
186 North Avenue East
Cranford, New Jersey 07016
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on November 1, 2005
TO THE STOCKHOLDERS:
      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Metalico, Inc., a Delaware corporation (the “Company”), will be held on November 1, 2005, at 9:30 a.m. local time at the Newark Liberty International Airport Marriott Hotel, Newark Liberty International Airport, Newark, New Jersey, for the following purposes:

1. To elect six Directors to serve until the next Annual Meeting of Stockholders and until their successors are elected;

2. To ratify the appointment of McGladrey & Pullen, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2005; and

3. To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.
      Only stockholders of record at the close of business on September 15, 2005, are entitled to vote at the Annual Meeting. It is important that your shares be represented and voted at the Annual Meeting. All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to sign and return the enclosed Proxy as promptly as possible in the postage-prepaid, self-addressed envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if such stockholder has returned a proxy.

BY ORDER OF THE BOARD OF DIRECTORS

Arnold S. Graber
Executive Vice President, General Counsel and Secretary
Cranford, New Jersey
September 22, 2005
WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE (OR USE TELEPHONE OR INTERNET VOTING PROCEDURES, IF AVAILABLE THROUGH YOUR BROKER). IF YOU ATTEND THE ANNUAL MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AND VOTE IN PERSON.

METALICO, INC.
186 North Avenue East
Cranford, New Jersey 07016
To Be Held November 1, 2005
PROXY STATEMENT
       This Proxy Statement is furnished to holders of common stock, $.001 par value per share, and preferred stock, $.001 par value per share of Metalico, Inc., a Delaware corporation, in connection with the solicitation of proxies by our Board of Directors for use at our 2005 Annual Meeting of Stockholders to be held at the Newark Liberty International Airport Marriott Hotel, Newark Liberty International Airport, Newark, New Jersey, at 9:30 a.m. local time, on Tuesday, November 1, 2005, and at any postponement or adjournment thereof.
      This Proxy Statement and the accompanying proxy card are first being mailed to our stockholders on or about September 22, 2005.
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

What is the purpose of the Annual Meeting?
      At the Annual Meeting, stockholders will act upon the matters outlined in the attached Notice of Meeting and described in detail in this Proxy Statement, which are the election of Directors and the ratification of our Audit Committee’s appointment of independent accountants. In addition, management will respond to questions from stockholders.

Who is entitled to vote at the Annual Meeting?
      Only stockholders of record at the close of business on September 15, 2005 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

What voting rights will stockholders have?
      Holders of both our common stock and our preferred stock are entitled to one vote per share with respect to each of the matters to be presented at the Annual Meeting. Under our Certificate of Incorporation, holders of shares of common stock and holders of shares of preferred stock vote together as a single class and not as separate classes.

How many votes will be required for approval?
      Holders of preferred stock may designate up to four of our Directors under our Certificate of Incorporation and, by agreement, holders of a majority of the outstanding shares (including shares of preferred stock) are committed to voting in favor of the nominees designated by the preferred stockholders. However, two investors entitled to seats on our Board have waived their rights to nominate Directors. Provided a quorum is present, election of Directors at the meeting will be by a plurality of votes cast. Votes may be cast in favor of the election of each Director nominee or withheld for any or all of the nominees. The affirmative vote of a majority of the votes cast at the Annual Meeting, provided a quorum is present, will be required for ratification of our appointment of independent accountants. Abstentions and broker non-votes will not be counted as votes cast and, therefore, will have no effect on the outcome of the matters presented at the Annual Meeting.

How many shares of stock are outstanding and entitled to vote at the Annual Meeting?
      As of the record date for the Annual Meeting, September 15, 2005, the Company had 8,009,217 shares of common stock outstanding and entitled to be voted and 16,510,658 shares of preferred stock outstanding and entitled to be voted, or a total of 24,519,875 shares outstanding and entitled to vote. We have no other classes of stock issued or outstanding.

What constitutes a quorum?
      Our Bylaws provide that the presence, in person or by proxy, at our Annual Meeting of the holders of a majority of outstanding shares of our stock entitled to vote (meaning a majority of the combined total of outstanding common and preferred shares) will constitute a quorum.
      For the purpose of determining the presence of a quorum, proxies marked “withhold authority” or “abstain” will be counted as present. Shares represented by proxies that include so-called broker non-votes also will be counted as shares present for purposes of establishing a quorum.

What are the Board’s recommendations?
      Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our Board of Directors. The recommendations of our Board of Directors are set forth together with the description of each Proposal in this Proxy Statement. In summary, our Board of Directors recommends a vote:

•	“FOR” election of the Directors named in this Proxy Statement as described in Proposal 1; and

•	“FOR” ratification of the appointment of McGladrey & Pullen, LLP as our independent registered public accounting firm for 2005 as described in Proposal 2.

How are votes counted?
      In the election of Directors, you may vote “FOR” each nominee or your vote may be “WITHHELD” with respect to each nominee. For the ratification of the appointment of our independent auditor, you may: (a) vote for the matter, (b) vote against the matter, or (c) abstain from voting on the matter. The results of votes cast by proxy are tabulated and certified by our transfer agent, Corporate Stock Transfer, Inc. Then, votes cast by proxy or in person at the Annual Meeting will be counted by the person appointed by the Company to act as an election inspector for the Annual Meeting. The election inspector will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, that is, a majority of the holders of the outstanding shares entitled to vote. Abstentions, however, do not constitute a vote “for” or “against” any matter and thus will be disregarded in the calculation of “votes cast.”

How do I vote?
      You can vote either by completing, signing and dating the proxy card you received with this Proxy Statement and returning it in the envelope provided, or by attending the Annual Meeting and voting in person if you are a stockholder of record. If you are a beneficial owner of your shares, you may also use telephone or internet voting procedures if your broker provides them. If you are a beneficial owner of your shares and you wish to vote in person, then you must bring to the Annual Meeting a copy of a brokerage statement reflecting your stock ownership as of September 15, 2005. Regardless of how you own your shares, you must also bring appropriate positive identification in order to vote at the Annual Meeting.

How will my proxy be voted?
      If your proxy in the accompanying form is properly executed, returned to and received by us prior to the meeting and is not revoked, it will be voted at the Annual Meeting and at any postponement or adjournment thereof in accordance with your instructions. If you return your signed proxy but do not mark the boxes to show how you wish to vote on one or more of the proposals, the shares for which you have given your proxy will, in the absence of your instructions, be voted “FOR” all proposals described in this Proxy Statement and, as to any other matters properly brought before the Annual Meeting or any postponement or adjournment thereof, in the sole discretion of the proxies in accordance with the directions indicated on the proxy card.

      A stockholder who returns a proxy card may revoke it at any time prior to its exercise at the Annual Meeting by (i) giving written notice of revocation to our corporate Secretary, (ii) properly submitting to us a duly executed proxy bearing a later date, or (iii) appearing at the Annual Meeting and voting in person. All written notices of revocation of proxies should be addressed as follows: Metalico, Inc., 186 North Avenue East, Cranford, New Jersey 07016, Attention: Secretary.

What is the difference between holding shares as a “stockholder of record” and as a “beneficial owner”?
      Those terms refer to the following. You are a:

“Stockholder of record” if your shares are registered directly in your name with our transfer agent, Corporate Stock Transfer, Inc. You are considered, with respect to those shares, to be the stockholder of record, and these proxy materials have been sent directly to you by us. As the stockholder of record, you have the right to grant your voting proxy to us or to vote in person at the Annual Meeting. We have enclosed a proxy card for you to use.

“Beneficial owner” if your shares are held in a stock brokerage account, including an Individual Retirement Account, or by a bank or other nominee. You are considered to be the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker or nominee, who is considered, with respect to those shares, to be the stockholder of record. As the beneficial owner, you have the right to direct your broker or nominee on how to vote your shares (your broker or nominee has enclosed a voting instruction card for you to use) and you are invited to attend the Annual Meeting.

What are “broker non-votes”?
      If you are a beneficial owner and you do not provide the stockholder of record with voting instructions for a particular proposal, your shares may constitute “broker non-votes” with respect to that proposal. “Broker non-votes” are shares held by a broker or nominee with respect to which the broker or nominee does not have discretionary power to vote on a particular proposal or with respect to which instructions were never received from the beneficial owner. Shares which constitute broker non-votes with respect to a particular proposal will not be considered present and entitled to vote on that proposal at the Annual Meeting, even though the same shares will be considered present for quorum purposes and may be entitled to vote on other proposals.

What happens if additional matters (other than the proposals described in this Proxy Statement) are presented at the Annual Meeting?
      The Board is not aware of any additional matters to be presented for a vote at the Annual Meeting. However, if any additional matters are properly presented at the Annual Meeting, your signed proxy card gives authority to the proxies designated for the Annual Meeting to vote on those matters in their discretion.

Who pays for the cost of soliciting proxies?
      This solicitation of proxies is made by our Board of Directors and the Company will bear the cost. Proxies will be solicited principally through the use of the mail, but Directors, officers and regular employees of the Company may solicit proxies personally or by telephone or special letter without any additional compensation. The Company also will reimburse brokerage houses and other custodians, nominees and fiduciaries for any reasonable expenses in forwarding proxy materials to beneficial owners.
PROPOSAL 1
ELECTION OF DIRECTORS
      Our Third Amended and Restated Certificate of Incorporation provides that the Company’s Board will consist of not more than seven Directors. The Company’s Bylaws state that the exact number of Directors will be determined from time to time by resolution adopted by the affirmative vote of a majority of the Directors then in office. The authorized number of Directors of the Company is currently set at seven. Each Director will be elected to serve until his term has expired and until his successor has been duly elected and qualified. The Certificate of Incorporation and Bylaws provide for a single class constituting the entire Board of Directors, to be elected at the Annual Meeting except in cases of vacancies between Annual Meetings. All of the Directors were previously elected to their present terms of office by stockholders of the Company with the exception of Paul A. Garrett, who was appointed by the Board to serve in March 2005 to fill one of two vacancies. At the 2005 Annual Meeting of Stockholders, six Directors are to be re-elected for a term expiring at the next Annual Meeting or until election and qualification of their successors. One position on the Board is expected to remain vacant at this time and the Board has no current plans to fill this vacancy.
      The accompanying proxy solicited by the Board of Directors will be voted for the election of the nominees named below for a term expiring at the 2006 Annual Meeting of Stockholders, unless the proxy card is marked to withhold authority to vote for such nominees. All nominees are at present members of the Company’s Board of Directors.
      The nominees for election to the Board of Directors at the 2005 Annual Meeting of Stockholders are set forth below. If any of the nominees should become unavailable for election to the Board of Directors, the proxy holders or their substitutes will be entitled to vote for a substitute to be designated by the Board of Directors. Alternatively, the Board of Directors may reduce the number of Directors. The Board of Directors has no reason to believe that it will be necessary to designate a substitute nominee or reduce the number of Directors.
      Carlos E. Agüero, age 52, founded the Company in August 1997 and has served as the Chairman of the Board, President and Chief Executive Officer since that time. From 1988 to 1996, he held the position of President, Chief Executive Officer and a director of Continental Waste Industries, which he founded in 1988 and helped guide through more than thirty acquisitions and mergers. Continental commenced trading on the Nasdaq National Market in 1993 and was acquired by Republic Industries in 1996.
      Michael J. Drury, age 49, has been an Executive Vice President since our founding in August 1997 and a Director since September 1997. He served as our Secretary from March 2000 to July 2004. From 1988 to 1997, Mr. Drury was Senior Vice President, Chief Financial Officer and a Director of Continental Waste Industries. He has a degree in accounting and is experienced in acquisition development, investor relations, operations and debt management.
      Earl B. Cornette, age 79, has been a Director since September 1997. Since 1995, Mr. Cornette has been President of EBC Consulting, Inc., a consulting firm in the lead and environmental industries based in Palm Harbor, Florida. From 1990 to 1995, Mr. Cornette was Chairman of the board of directors of Schuylkill Holdings Corporation, a secondary lead smelter. From 1989 to 1997, Mr. Cornette was Chairman of the Association of Battery Recyclers, an organization composed of secondary lead smelting companies dedicated to sound recycling practices and good environmental controls. From 1995 to 1997, Mr. Cornette was also a consultant to ENTACT, Inc., a firm that specializes in environmental cleanups, especially lead related.
      Bret R. Maxwell, age 46, has been a Director since September 1997. He has been the managing general partner of MK Capital LP, a venture capital firm specializing in investments in technology and outsourcing companies, since its formation in 2001. From 1982 to 2002, Mr. Maxwell was employed by First Analysis Corporation, where he founded a venture capital practice in 1985 and served as co-chief executive officer from 1998 until his departure. Mr. Maxwell has been designated a Director by, collectively, five investment funds managed by First Analysis Corporation that hold a portion of the Company’s preferred stock, pursuant to our Certificate of Incorporation and to the Stockholders’ Agreement described in our Annual Report on Form 10-K for 2004, which accompanies this Proxy Statement. He is the managing general partner of each of the five funds. Mr. Maxwell chairs the Board’s Compensation Committee.
      Walter H. Barandiaran, age 52, has been a Director since June 2001. He is a founder and a managing partner of The Argentum Group, a New York-based private equity firm founded in 1987 that serves as a general partner of several investment funds focusing in the healthcare services, information technology, industrial sector, and outsource businesses. Mr. Barandiaran also serves as the Chairman of

HorizonWimba, Inc., a software platform for virtual classrooms and collaboration tools, since 2002; and as the Chairman of AFS Technologies, Inc., a provider of ERP software to the food industry, since 2003. Mr. Barandiaran has also been the CEO of HorizonWimba, Inc. from 2002 until 2004. He additionally serves on the boards of directors of several privately held corporations in which The Argentum Group or its affiliates have invested. Mr. Barandiaran has been designated as a Director by, collectively, two investment funds (Argentum Capital Partners, L.P., and Argentum Capital Partners II, L.P.) that hold a portion of the Company’s preferred stock, pursuant to our Certificate of Incorporation and to the Stockholders’ Agreement described in our Annual Report on Form 10-K for 2004, which accompanies this Proxy Statement.
      Paul A. Garrett, age 58, has been a Director since March 2005. From 1991 to 1998 he was the CEO of FCR, Inc., an environmental services company involved in the recycling of paper, plastic, aluminum, glass and metals. Upon FCR’s merger in 1998 into KTI, Inc., a solid waste disposal and recycling concern that operated waste-to-energy facilities and manufacturing facilities utilizing recycled materials, he was appointed vice chairman and a member of KTI’s Executive Committee. He held those positions until KTI was acquired by Casella Waste Systems, Inc., in 1999. For a period of ten years before his entry into the recycling industry Mr. Garrett was an audit partner with the former Arthur Andersen & Co.
      The Board of Directors has determined that each of the Directors other than Carlos E. Agüero and Michael J. Drury is “independent” under the applicable standards of the Securities and Exchange Commission and the American Stock Exchange.
      THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED ABOVE.
PROPOSAL 2
SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS
      The firm of McGladrey & Pullen, LLP (“M&P”) currently serves as our independent registered public accounting firm and has audited our financial statements for the years ended December 31, 2002, December 31, 2003, and December 31, 2004. M&P does not have and has not had any financial interest, direct or indirect, in the Company, and has not had any connection with the Company except in its professional capacity as our independent auditors. The Audit Committee has appointed M&P as the independent auditor to audit the Company’s financial statements for the year 2005. A representative of M&P will be present at the annual general meeting by telephone and will be available to respond to appropriate questions. Although M&P has indicated that no statement will be made, an opportunity for a statement will be provided.
      The ratification by our stockholders of the appointment of M&P is not required by law or by our Bylaws. Our Board of Directors and Audit Committee, consistent with the practice of many publicly held corporations, are nevertheless submitting this appointment for ratification by the stockholders. The affirmative vote of a majority of the votes cast is required for ratification. If this appointment is not ratified at the Annual Meeting, the Audit Committee intends to reconsider its appointment of M&P. Even if the appointment is ratified, the Audit Committee in its sole discretion may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if the Committee determines that such a change would be in the best interests of the Company and its stockholders.
Principal Accountant Fees and Services
      The aggregate fees, including billed and estimated unbilled amounts applicable to the Company and its subsidiaries for the years ended December 31, 2004 and 2003, of the Company’s principal accounting firm, McGladrey & Pullen, LLP and its affiliate RSM McGladrey, Inc., were approximately:

	2004		2003

Audit Fees	$471,000	(a)	$237,000
Audit Related Fees
Tax Fees	94,000	(b)	145,395
All Other	2,600

(a)	“Audit Fees” applicable to 2004 includes fees for certain quarterly and other review services and assistance with and review of Securities and Exchange Commission filings and related documents, that were not applicable to 2003. In addition, the volume and materiality of the Company’s business acquisitions also impacts audit fees comparability.

(b)	“Tax Fees” include, among other things, tax compliance applicable to tax returns preparation and review, income tax planning and advice including such applicable to contemplated business acquisitions, and international and state and local tax matters.
      THE AUDIT COMMITTEE RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSAL TO RATIFY THE APPOINTMENT OF McGLADREY & PULLEN, LLP AS INDEPENDENT AUDITORS FOR THE COMPANY IN 2005.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
      The following table sets forth information with respect to the beneficial ownership of shares of our common stock and our preferred stock as of September 15, 2005 for (i) each person known by us to beneficially own more than 5% of each class, if any, (ii) each of our Directors and each of our named executive officers listed in the Summary Compensation Table under the caption “Executive Compensation,” and (iii) all of our Directors and executive officers as a group. The number of shares beneficially owned by each stockholder and each stockholder’s percentage ownership is based on 8,009,217 shares of common stock outstanding and 16,510,658 shares of preferred stock outstanding as of September 15, 2005. Shares of our preferred stock are convertible into shares of our common stock on a share for share basis at the option of the holder or upon the occurrence of certain events more fully described in our Certificate of Incorporation. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and generally includes any shares over which a person possesses sole or shared voting or investment power. Except as otherwise indicated by footnote, to our knowledge, the persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. In calculating the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are exercisable as of the date of this table, or will become exercisable within 60 days thereafter, are deemed outstanding, while such shares are not deemed outstanding for purposes of calculating percentage ownership of any other person. Unless otherwise stated, the address of each person in the table is c/o Metalico, Inc., 186 North Avenue East, Cranford, New Jersey 07016. Beneficial ownership representing less than one percent of the outstanding shares of common stock or preferred stock or less than 1% of combined voting power, as applicable, is denoted with an “*.”

				Percent of Fully
	Title of	Number of	Percent of	Diluted Voting
Name and Address of Beneficial Owner	Stock Class	Shares(1)	Class	Power(2)

5% Shareholders
RFE Investment Partners V, L.P.	Common	0		18.4%
36 Grove Street	Preferred	4,517,561	27.4%
New Canaan, Connecticut 06840
Infrastructure & Environmental Private Equity Fund
The Productivity Fund III, L.P.
Apex Investment Fund III, LP
Environmental & Information Technology Private Equity Fund III
Apex Strategic Partners, LLC
c/o First Analysis Corporation(3)	Common	91,393	1.1%	18.6%
One South Wacker Drive, Suite 3900	Preferred	4,476,800	27.1%
Chicago, Illinois 60606

					Percent of Fully
	Title of	Number of		Percent of	Diluted Voting
Name and Address of Beneficial Owner	Stock Class	Shares(1)		Class	Power(2)

Seacoast Capital Partners Limited Partnership	Common	120,000		1.5%	8.5%
55 Ferncroft Road	Preferred	1,954,963		11.8%
Danvers, Massachusetts 01923
Argentum Capital Partners II, L.P
Argentum Capital Partners, L.P.
c/o The Argentum Group(4)	Common	424,298		5.1%	7.7%
60 Madison Avenue, 7th Floor	Preferred	1,489,326		9.0%
New York, New York 10010
Kitty Hawk Capital Limited Partnership IV	Common	100,000		1.2%	5.1%
2700 Coltsgate Road, Suite 202	Preferred	1,147,825		7.0%
Charlotte, North Carolina 28211
Directors and Executive Officers
Carlos E. Agüero,	Common	3,584,753	(5)	44.3%	23.5%
Director and Chairman, President and Chief Executive Officer	Preferred	2,197,676		13.3%
Michael J. Drury,	Common	256,209	(6)	3.2%	1.3%
Director and Executive Vice President	Preferred	65,629		*
Earl B. Cornette,	Common	102,500		1.3%	*
Director(7)	Preferred	131,258		*
Bret R. Maxwell,	Common	230,239		2.8%	19.1%
Director(8)	Preferred	4,476,799		27.1%
c/o MK Capital
1033 Skokie Boulevard, Suite 430
Northbrook, Illinois 60062
Walter H. Barandiaran,	Common	424,298		5.1%	7.7%
Director(9)	Preferred	1,489,326		9.0%
c/o The Argentum Group
60 Madison Avenue, 7th Floor
New York, New York 10010
Paul A. Garrett,	Common	2,917		*	*
Director(10)	Preferred	0
Arnold S. Graber,	Common	32,778		*	*
Executive Vice President, General Counsel and Secretary(11)	Preferred	0
Eric W. Finlayson,	Common	81,922		1.0%	*
Senior Vice President and Chief Financial Officer(12)	Preferred	70,611		*
Executive Officers and Directors as a group (8 persons)	Common	4,679,922		54.4%	52.5%
	Preferred	8,431,299		51.1%

(1)	Includes shares of common stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power.

(2)	Assumes all preferred stock and convertible debt is converted to common stock and all warrants and vested options are exercised.

(3)	First Analysis Corporation (“FAC”) is a common general partner of the five named funds, which hold the Company’s stock directly as follows: Infrastructure & Environmental Private Equity Fund III, LP (30,752 common shares; 2,148,853 preferred shares, 13.0% of class), The Productivity Fund III, L.P.

(19,098 common shares; 895,363 preferred shares, 5.4% of class), Apex Investment Fund III, LP (17,901 common shares; 839,350 preferred shares, 5.1% of class), Environmental & Information Technology Private Equity Fund III (7,445 common shares; 537,226 preferred shares, 3.3% of class), and Apex Strategic Partners, LLC (1,197 common shares; 56,008 preferred shares, 0.3% of class). First Analysis Securities Corporation, a subsidiary of FAC, holds a warrant to purchase 15,000 shares.

(4)	The Argentum Group is a common general partner of the two named funds, which hold the Company’s stock directly as follows: Argentum Capital Partners II, L.P. (424,298 common shares, including 215,385 shares issuable upon conversion of convertible debt and 43,077 issuable upon exercise of warrants, representing in the aggregate 5.1% of class; 1,241,162 preferred shares, 7.5% of class) and Argentum Capital Partners, L.P. (248,164 preferred shares, 1.5% of class).

(5)	Includes 31,111 shares issuable upon the exercise of options.

(6)	Includes (i) 34,283 shares issuable upon the exercise of options, and (ii) 90,000 warrants.

(7)	Shares held by The Gene C. Cornette Trust utd June 7, 1995 of which Mr. Cornette serves as trustee.

(8)	Includes (i) shares held by venture capital funds with which Mr. Maxwell is affiliated and described in footnote 3 above and (ii) 153,846, common shares held by the Bret R. Maxwell Revocable Trust, including 61,538 shares issuable upon conversion of convertible debt and 12,308 issuable upon exercise of warrants.

(9)	Shares held by venture capital funds with which Mr. Barandiaran is affiliated and described in footnote 4 above.

(10)	Includes 2,917 shares issuable upon the exercise of options.

(11)	Includes 32,778 shares issuable upon the exercise of options.

(12)	Includes 21,533 shares issuable upon the exercise of options.
DIRECTORS AND EXECUTIVE OFFICERS
Meetings
      The Board of Directors held eight meetings during 2004. No incumbent Director attended fewer than 75 percent of the board and committee meetings held during a period of 2004 in which he was a Director or committee member except Walter H. Barandiaran, who attended five of the eight Board meetings. All Directors are expected to attend the Company’s annual meetings with stockholders. The Company did not hold an annual meeting in 2004.
Compensation of Directors
      Mr. Cornette receives a payment of $1,000 per meeting of the Board of Directors attended. Mr. Garrett receives an annual fee of $30,000 for his services as a Director and chairman of our Audit Committee, payable in monthly installments of $2,500, and an additional payment of $1,500 for each board or committee meeting attended. As an inducement to join the Board and to chair its Audit Committee, Mr. Garrett was granted options for 10,000 shares of our common stock at an exercise price of $3.50 per share on March 16, 2005. The options vest in equal monthly installments over a period of two years and expire on March 16, 2010. None of the other outside Directors is compensated for service to us and we do not pay additional fees for membership on committees of the Board.
Board Committees
      The Board of Directors has established a standing Audit Committee and a standing Compensation Committee pursuant to written charters approved by the Board. The Board may also establish other committees from time to time to assist in the discharge of its responsibilities. The following descriptions indicate committee memberships as of September 15, 2005.

Audit Committee.

Members:

•	Paul A. Garrett (Committee Chair and audit committee financial expert)

•	Bret R. Maxwell

•	Walter H. Barandiaran
Each member of the Audit Committee is “independent” as defined in the listing standards of the American Stock Exchange. The Board has determined that Mr. Garrett satisfies the requirements for an “audit committee financial expert” under the rules and regulations of the SEC.

Functions:

•	Selects the Company’s independent auditor.

•	Reviews the independence of the Company’s independent auditor.

•	Approves the nature and scope of services provided by our independent auditor.

•	Reviews the range of fees and approves the audit fee payable to our independent auditor.

•	Confers with our independent auditor and reviews annual audit results and annual and quarterly financial statements with the independent auditor and the Company’s management.

•	Oversees the Company’s evaluation of the effectiveness of internal controls over our financial reporting.

•	Oversees our internal audit function.

•	Meets with the independent auditor without Company management present; reviews with the independent auditor any audit questions, problems or difficulties and management’s responses to these issues.

•	Meets with the Company’s management to review any matters the Audit Committee believes should be discussed.

•	Reviews with the Company’s legal counsel any legal matters that could have a significant impact on our financial statements.

•	Oversees procedures for and receipt, retention, and treatment of complaints on accounting, internal accounting controls, or auditing matters.

•	Advises and provides assistance to the Board of Directors with respect to corporate disclosure and reporting practices.
      McGladrey & Pullen, LLP currently serves as our independent auditor. A copy of our Audit Committee Charter is attached as Appendix A to this Proxy Statement and is also available on our website, www.metalico.com. The Audit Committee was chartered and appointed on December 8, 2004 and held no meetings in 2004. (The Company’s stock was not registered pursuant to Section 12 of the Securities Exchange Act of 1934 in 2004.)
      The Audit Committee’s Charter establishes procedures for the Audit Committee to follow to pre-approve auditing services and non-auditing services to be performed by the Company’s independent auditors. Such pre-approval can be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditors or on an individual basis. The pre-approval of non-auditing services can be delegated by the Audit Committee to one or more of its members, but the decision must be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee has pre-approved all of the non-audit services provided by the Company’s independent auditors to date in 2005.

Compensation Committee.

Members:

•	Bret R. Maxwell (Committee Chair)

•	Earl B. Cornette

•	Walter H. Barandiaran
Each member of the Compensation Committee is “independent” as defined in the listing standards of the American Stock Exchange.

Functions:

•	Conducts a general review of our compensation and benefit plans to ensure that they meet corporate objectives.

•	Determines our chief executive officer’s compensation, subject to the approval of the full Board.

•	Reviews our chief executive officer’s recommendations on compensating our officers and adopting and changing major compensation policies and practices and determines levels of compensation.

•	Administers our employee benefit plans.

•	Reviews the nature and amount of Director compensation.

•	Administers our long-term compensation plan and executive bonus plan.

•	Reports its recommendations to our Board for approval and authorization.
      A copy of our Compensation Committee Charter is available on our website, www.metalico.com. The Compensation Committee held two meetings in 2004.
Nominating Principles
      The full Board administers all nominating functions due to its relatively small size (at this time, six members) and the correspondingly small number of independent Directors (at this time, four). The Board’s discretion is subject to the rights of holders of our preferred stock to designate up to four directors under our Certificate of Incorporation and under the Stockholders’ Agreement described in our Annual Report on Form 10-K for 2004, which accompanies this Proxy Statement. The nominating functions are governed by a Statement of Nominating Principles and Procedures approved by the Board and include:

•	The identification and evaluation of qualified Director candidates,

•	Recommendation of appropriate candidates for election to the Board,

•	Monitoring of Director compensation, and

•	Periodic review of Director orientation and education and the structure and composition of the Board’s committees.
A copy of our Statement of Nominating Principles and Procedures is available on our website, www.metalico.com.
      In obtaining the names of possible new nominees, the Board may make its own inquiries and will consider suggestions from individual Directors, stockholders and other sources, including independent search or other consultants retained by the Board. All potential nominees must first be considered by not less than two independent Directors before being contacted as possible nominees and before having their names formally considered by the full Board. The majority of the members of our Board are “independent” as defined in the listing standards of the American Stock Exchange. Nominations from stockholders should be submitted to the

Board in writing addressed to Metalico, Inc., 186 North Avenue East, Cranford, New Jersey 07016, Attention: Secretary, and should include the following:

(a) a brief biographical description of the proposed nominee (including his or her occupation for at least the last five years), and a statement of his or her qualifications, taking into account the factors used by the Board in evaluating possible candidates, as described in the Statement of Nominating Principles and Procedures;

(b) the name(s) and address(es) of the stockholder(s) making the nomination and the number of shares of the Company’s common stock beneficially owned by such stockholders(s);

(c) a statement detailing any relationship between the proposed nominee and the Company or any customer, supplier or competitor of the Company;

(d) detailed information about any relationship or understanding between the nominating stockholder(s) and the proposed nominee; and

(e) the proposed nominee’s written consent to being named in a proxy statement as a nominee and to serving on the Board of Directors if elected.
Nominees recommended by stockholders in accordance with these procedures will receive the same consideration given to nominees of management, the Board of Directors, third-party consultants, and any other sources. The Company has not at this time retained any third-party consultant or paid any commission or fee in connection with the identification or nomination of candidates for the Board.
      The Board will in each case evaluate the suitability of potential nominees for membership on the Board, taking into consideration the Board’s current composition, including expertise, diversity, and balance of inside, outside and independent Directors, and considering the general qualifications of the potential nominees, such as:

•	Unquestionable integrity and honesty,

•	The ability to exercise sound, mature and independent business judgment in the best interests of the stockholders as a whole,

•	Recognized leadership in business or professional activity,

•	A background and experience which will complement the talents of the other Board members,

•	Willingness and capability to take the time to actively participate in Board and committee meetings and related activities,

•	Ability to work professionally and effectively with other Board members and the Company’s management,

•	An age to enable the Director to remain on the Board long enough to make an effective contribution, and

•	Lack of realistic possibilities of conflict of interest or legal prohibition;
and ensure that all necessary and appropriate inquiries are made into the backgrounds of such candidates.
Code of Ethics
      We have adopted a code of business conduct and ethics applicable to our directors, officers (including our principal executive officer, principal financial officer and controller) and employees, known as the Code of Business Conduct and Ethics. The Code is available on our website at www.metalico.com. In the event that we amend or waive any of the provisions of the Code applicable to our principal executive officer, principal financial officer or controller, we intend to disclose the same on our website.

Stockholder Communication with Board Members
      Stockholders who wish to communicate with our Board members may contact us by telephone, facsimile or regular mail at our principal executive office. Written communications specifically marked as a communication for our Board of Directors, or a particular Director, except those that are clearly marketing or soliciting materials, will be forwarded unopened to the Chairman of our Board, or to the particular Director to which they are addressed, or presented to the full Board or the particular Director at the next regularly scheduled Board meeting. In addition, communications sent to us via telephone or facsimile for our Board of Directors or a particular Director will be forwarded to our Board or the Director by an appropriate officer.
Executive Officers
      In addition to our president, Carlos E. Agüero, and our executive vice president, Michael J. Drury, who are Directors and whose backgrounds are described above under the caption “Proposal No. 1,” the following individuals serve as executive officers of the Company:

Arnold S. Graber, age 51, has been an Executive Vice President and the General Counsel of the Company since May 2004 and the Secretary since July 2004. From 2002 until April 2004 he practiced law with the firm of Otterbourg, Steindler, Houston & Rosen, P.C. in New York, New York. From 1998 to 2001 he served as general counsel of TSR Wireless LLC, a privately held paging carrier and telecommunications retailer based in Fort Lee, New Jersey, which filed a petition under Chapter 7 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of New Jersey on December 8, 2000. From 1988 to 1998, Mr. Graber was a member of the Law Department of The First National Bank of Chicago. Prior to that time he was in private practice. He is a member of the bars of the states of Illinois, New Jersey, and New York.

Eric W. Finlayson, age 47, has been a Senior Vice President and our Chief Financial Officer since our founding in August 1997. Mr. Finlayson is a Certified Public Accountant with twenty-five years of experience in accounting. He has extensive background in SEC reporting and compliance. From 1993 through 1997, Mr. Finlayson was Corporate Controller of Continental Waste Industries.
Certain Relationships and Related Party Transactions
      Carlos E. Agüero, our President and Chief Executive Officer, as a holder of our now-cancelled Class A and Class B Preferred Stock, and Michael J. Drury, our Executive Vice President, as a holder of our now-cancelled Class B Preferred Stock, participated in the exchange of all outstanding preferred stock for newly issued preferred stock on May 24, 2004. We believe this transaction was on terms at least as favorable to us as we would expect to negotiate with unrelated third parties.
      On September 30, 2004, we closed a limited private offering of convertible debt to unaffiliated third party accredited investors and certain related parties identified below. The offering was arranged to raise capital for our September 30, 2004 Mayco joint venture interest acquisition. In exchange for their respective advances, the Company, with the approval of the disinterested members of our Board of Directors, issued to each individual holder a subordinated unsecured convertible promissory note (each a “September Convertible Note”) in a principal amount representing a premium over funds provided of 10%. Interest accrued under the notes at a rate of 7% per annum, payable monthly. Principal was to be due in full at maturity on September 30, 2005. Individual noteholders, at their respective options, were entitled to convert the outstanding principal balances of their respective notes into shares of our common stock at a conversion price of $2.75 per share on or before a date later determined to be March 29, 2005. All debt evidenced by September Convertible Notes was converted to shares of our common stock, resulting in the issuance of 1,400,000 shares. The terms of the September Convertible Notes were offered to and accepted by unaffiliated third parties in arm’s-length transactions. Mr. Agüero held a September Convertible Note in the principal amount of $495,000. Argentum Capital Partners II, LP, a holder of stock in the Company, held a September Convertible Note in the principal amount of $330,000. Seacoast Capital Partners Limited Partnership, a holder of stock in the Company, held a September Convertible Note in the principal amount of $330,000. Kitty Hawk Capital Limited Partnership IV, another holder of stock in the Company, held a September Convertible Note in the principal amount of $275,000. Bret R. Maxwell, a Director of the Company and the representative of five investment funds that hold stock in the Company, had an interest in a September Convertible Note in the principal amount of $220,000 held by the Bret R. Maxwell Revocable Trust. Earl B. Cornette, a Director of the Company who also controls stock in the Company through a trust of which he is the trustee, had an interest in a September Convertible Note in the principal amount of $165,000 held by The Gene C. Cornette Trust utd June 7, 1995.
      Between November 18, 2004 and December 15, 2004, we closed a limited private offering of convertible debt to unaffiliated third party accredited investors and certain related parties identified below. The offering was arranged to raise capital for our purchase of a scrap metal recycling business in Rochester, New York and to provide for future acquisitions and working capital. (Closing dates vary in accordance with the dates on which individual noteholders funded.) In exchange for their respective advances, we, with the approval of the disinterested members of our Board of Directors, issued to each individual holder a subordinated unsecured convertible promissory note (each a “November Convertible Note”) in the principal amount of the funds provided by such holder. Interest accrues under the notes at a rate of 7% per annum, payable monthly. Principal is due in full at maturity on the second anniversary of the date of such holder’s respective November Convertible Note. Each noteholder also has the option of converting the principal amount of his or her note to shares of our common stock at a rate of $3.25 per share at any time until maturity. The outstanding principal balance of the November Convertible Notes will automatically convert to shares of our common stock at the conversion price of $3.25 per share at such time as (a) the common stock underlying such conversion has been registered under applicable securities laws and our common stock issued upon conversion of the November Convertible Notes is freely tradable and (b) shares of our common stock have traded for a price equal to or greater than $4.00 per share for twenty trading sessions on the American Stock Exchange or a comparable securities exchange or its equivalent. Each holder of a November Convertible Note also received warrants to purchase 0.20 shares of our common stock for every one share of our common stock into which the principal amount of such holder’s respective November Convertible Note may be converted, exercisable for a period of three years from the date of the Note with an exercise price of $4.00 per share (each a “November Warrant”). The terms of the November Convertible Notes were offered to and accepted by unaffiliated third parties in arm’s-length transactions. Mr. Agüero holds a November Convertible Note in the principal amount of $130,000. Argentum Capital Partners II, LP, a holder of stock in the Company, holds two November Convertible Notes (reflecting two distinct fundings) in the respective principal amounts of $300,000 and $400,000. Bret R. Maxwell, a Director of the Company and the representative of five investment funds that hold stock in the Company, has an interest in a November Convertible Note in the principal amount of $200,000 held by the Bret R. Maxwell Revocable Trust.
      On March 1, 2003, the Company restructured and consolidated certain outstanding obligations to Mr. Agüero with the approval of our Board of Directors. Pursuant to the restructuring, certain obligations owed to Mr. Agüero were consolidated in a promissory note in the principal amount of $870,000 executed on behalf of the Company. Interest on the consolidated note was payable monthly at a rate of 5% per annum and principal was due in full at maturity in December of 2005. In June of 2004, Mr. Agüero agreed, with the approval of our Board of Directors, to accept 435,000 shares of the Company’s common stock in exchange for the principal indebtedness represented by the $870,000 note. The note was cancelled as of June 1, 2004 upon the issuance and delivery of the common stock to Mr. Agüero. We believe these transactions were on terms at least as favorable to the Company as we would expect to negotiate with unrelated third parties.
      On February 6, 2004, with the approval of our Board of Directors, Mr. Agüero and Mr. Drury advanced $500,000 and $250,000, respectively, to the Company in exchange for promissory notes executed on behalf of the Company and payable to Mr. Agüero in the principal amount of $600,000 and Mr. Drury in the principal amount of $300,000. The Company used the proceeds of the advances to redeem indebtedness (which accrued interest at a rate of 12% per annum) owed to and warrants held by a former lender. The notes were later amended and converted to demand obligations without stated maturities as of February 5, 2005, with the approval of the Board. Interest accrues under each note at a rate of 7% per annum, payable monthly. The indebtedness represented by the notes is expressly subordinated to our indebtedness to our senior lender under our secured credit facility. We believe these transactions were on terms at least as favorable to the Company as we would expect to negotiate with unrelated third parties.
      On February 9, 2004, Mr. Agüero advanced $700,000 to us under the terms of a promissory note executed on behalf of the Company and approved by our Board of Directors. Interest accrued under the note at a rate of 5% per annum until February 9, 2005, after which it accrues under the note at a rate of 7% per annum, payable monthly under the terms of an amendment. With the approval of the Board, the note was later amended and converted to a demand obligation without a stated maturity as of February 9, 2005. The advances were used as short-term bridge financing in order to help fund the acquisition of assets of a scrap handling subsidiary in Buffalo, New York on February 9, 2004. We believe this transaction was on terms at least as favorable to us as we would expect to negotiate with unrelated third parties.
Section 16(a) Beneficial Ownership Reporting Compliance
      The Company was not subject to the provisions of Section 16(a) of the Securities Exchange Act for the year ended December 31, 2004.

REPORT OF THE AUDIT COMMITTEE
To: The Board of Directors
      The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The Audit Committee operates under a written charter approved by the Board, a copy of which is attached to this proxy statement as Appendix A. The Charter provides, among other things, that the Audit Committee has full authority to engage the independent auditor, independent advisors, and consultants. In fulfilling its oversight responsibilities, the Audit Committee:

•	reviewed and discussed the audited financial statements in the Company’s annual report on Form 10-K with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements;

•	reviewed with McGladrey & Pullen, LLP, the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality and acceptability of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards;

•	received the written disclosures and the letter required by standard No. 1 of the independence standards board (independence discussions with Audit Committees) provided to the Audit Committee by McGladrey & Pullen, LLP;

•	discussed with McGladrey & Pullen, LLP its independence from management and the Company and considered the compatibility of the provision of nonaudit services by the independent auditors with the auditors’ independence;

•	discussed with McGladrey & Pullen, LLP the matters required to be discussed by statement on auditing standards No. 61 (communications with audit committees);

•	discussed with McGladrey & Pullen, LLP the overall scope and plan for its audit. The Audit Committee meets with McGladrey & Pullen, LLP, with and without management present, to discuss the results of its examination, its evaluation of the Company’s internal controls and the overall quality of the Company’s financial reporting;

•	based on the foregoing reviews and discussions, recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the annual report on Form 10-K for the year ended December 31, 2004, for filing with the SEC; and

•	selected McGladrey & Pullen, LLP to serve as the Company’s independent auditors for 2005.

Respectfully submitted,

THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

Paul A. Garrett, Chairman
Bret R. Maxwell
Walter H. Barandiaran
      The Audit Committee report in this proxy statement shall not be deemed incorporated by reference into any other filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

EXECUTIVE COMPENSATION
      The following table sets forth the total compensation for the Chief Executive Officer and all other executive officers (the “Named Officers”) whose total compensation exceeded $100,000 during 2004 for their services to the Company and its subsidiaries for each of the years ended December 31, 2004, 2003 and 2002. Employees not deemed to be “executive officers” of the Company who earned more than $100,000 in salary and bonus are excluded from this table.
Summary Compensation Table

				Long-Term
				Compensation
				Awards(a)
		Annual Compensation
				Securities	All Other
		Salary	Bonus(a)	Underlying	Compensation
Name and Principal Position	Year	($)	($)	Options/SARs	($)

Carlos E. Agüero	2004	251,455	135,000	54,000	17,415	(b)
President and Chief Executive Officer	2003	195,000	125,000	10,000	15,679	(b)
	2002	199,835	50,000	10,000	10,775	(b)
Michael J. Drury	2004	189,726	100,000	130,000	12,026	(c)
Executive Vice President	2003	146,000	75,000	20,000	8,602	(c)
	2002	147,000	50,000	10,950	5,356	(c)
Eric W. Finlayson	2004	125,120	65,000	36,000	8,523	(d)
Senior Vice President and	2003	96,600	50,000	10,000	6,163	(d)
Chief Financial Officer	2002	96,226	30,000	8,200	6,202	(d)
Arnold S. Graber	2004	121,154	70,000	78,000	892	(e)
Executive Vice President, General Counsel and Secretary

(a)	Cash bonuses and stock option grants are included in compensation for the year for which they were earned, even if actually paid or awarded in the subsequent year.

(b)	Includes matching contribution payments made to our 401(k) Plan (4% of eligible compensation) for the benefit of Mr. Agüero of $10,251, $8,802 and $5,732 and the dollar value of term life insurance premiums paid for the benefit of Mr. Agüero of $2,154, $1,807 and $1,043 for the years ending December 31, 2004, 2003 and 2002, respectively. Also includes car insurance premiums for additional vehicles of $5,010, $5,070 and $3,300 for the years ending December 31, 2004, 2003 and 2002, respectively.

(c)	Includes matching contribution payments made to our 401(k) Plan (4% of eligible compensation) for the benefit of Mr. Drury of $10,357, $7,199 and $4,360 and the dollar value of term life insurance premiums paid for the benefit of Mr. Drury of $1,669, $1,403 and $996 for the years ending December 31, 2004, 2003 and 2002, respectively.

(d)	Includes matching contribution payments made to our 401(k) Plan (4% of eligible compensation) for the benefit of Mr. Finlayson of $7,309, $5,120 and $5,420 and the dollar value of term life insurance premiums paid for the benefit of Mr. Finlayson of $1,213, $1,043 and $782 for the years ending December 31, 2004, 2003 and 2002, respectively.

(e)	Includes the dollar value of term life insurance premiums paid for the benefit of Mr. Graber of $893 for the year ending December 31, 2004.
Option Grants in Last Fiscal Year
      In June 2004 we issued warrants to our Executive Vice President, Michael J. Drury, and our Senior Vice President and Chief Financial Officer, Eric W. Finlayson, to purchase 90,000 shares and 10,000 shares, respectively, of our common stock. The warrants were awarded as compensation in recognition of services performed on our behalf. We also issued a total of 50,000 stock options to our Executive Vice President, General Counsel and Secretary, Arnold S. Graber, upon his joining us in May 2004. We have also granted options to our executive officers under our executive bonus plan for 2004.

      The following table sets forth information concerning the grants described above made to the Named Officers by us during 2004.

	Individual Grants

	Number of					Potential Realizable Value at Assumed
	Securities	Percent of				Annual Rates of
	Underlying	Total Options	Exercise	Market		Stock Price Appreciation for
	Options	Granted to	of Base	Price on		Option Term(1)
	Granted	Employees in	Price	Date of	Expiration
Name	(#)	Fiscal Year	($/Sh)	Grant	Date	5% ($)	10% ($)	0% ($)

Michael J. Drury	90,000	49%	0.01	$2.00	6/1/09	228,831	288,992	$179,100
Eric W. Finlayson	10,000	5%	0.01	$2.00	6/1/09	25,426	32,110	$19,900
Arnold S. Graber	15,000	8%	0.01	$2.00	5/3/09	38,138	46,165	$29,850
Arnold S. Graber	20,000	11%	1.00	$2.00	5/3/09	31,051	44,420	$19,800
Arnold S. Graber	15,000	8%	3.00	$2.00	5/3/09	N/A	3,315	N/A

(1)	Except for the warrants issued to Mr. Drury and Mr. Finlayson and described above, all grants were made pursuant to the 1997 Long-Term Incentive Plan adopted by our Board of Directors and described below.
Employment Contracts
      We have an employment agreement with our President and Chief Executive Officer, Carlos E. Agüero, for a three-year term ending on December 31, 2006. The agreement automatically extends for additional one-year periods unless either we or Mr. Agüero terminate it upon thirty days’ written notice. The agreement provides for specified minimum annual compensation. Upon the occurrence of a change in control (as defined in the agreement) or in the event of Mr. Agüero’s termination of employment as a result of death or disability, the agreement provides that all unvested options held by Mr. Agüero will become 100% vested. In addition, in the event that we terminate Mr. Agüero’s employment without cause or upon the occurrence of a change in control, we will be required to pay him an amount equal to the greater of $870,000 or the total amount of base salary that would otherwise have been paid to him from the date of such termination or change of control until the last day of the initial three-year term of the agreement. The required payment would reduce dollar-for-dollar the principal amount of existing unsecured loans owed by the Company to Mr. Agüero. We also provide Mr. Agüero with a $250,000 life insurance policy under the agreement. The agreement contains confidentiality restrictions applicable during and after the period of employment, non-solicitation provisions applicable during the period of employment and for two years following termination of employment, and non-competition provisions applicable during the period of employment and, under certain circumstances at our election, for a specified period following termination of employment.
      We also have employment agreements with Michael J. Drury, our Executive Vice President, Eric W. Finlayson, our Senior Vice President and Chief Financial Officer, and Arnold S. Graber, our Executive Vice President, General Counsel and Secretary. Each employment agreement ends on December 31, 2006. Each agreement automatically extends for additional one-year periods unless either we or the executive terminate it upon thirty days written notice. The agreements provide for specified minimum annual compensation. Upon the occurrence of a change in control (as defined in the agreements) or in the event of the executive’s termination of employment by us without cause or as a result of death or disability, the agreement provides that all unvested options held by such executive will become 100% vested. In addition, in the event that we terminate such executive’s employment without cause, we will be required to pay him an amount equal to his base salary for twelve months. We also provide each executive with a $250,000 life insurance policy under each agreement. Each agreement contains confidentiality restrictions applicable during and after the period of employment, non-solicitation provisions applicable during the period of employment and for two years following termination of employment, and non-competition provisions applicable during the period of employment and, under certain circumstances at our election, for a specified period following termination of employment.

Executive Bonus Plan
      Our Board of Directors has approved an incentive compensation plan for our executive officers to be administered by the Board’s Compensation Committee. The Compensation Committee identified a series of corporate and individual goals for 2004. Each executive officer was allocated a measure of responsibility for particular goals. Individual incentive awards were based on the achievement of allocated goals and discretionary evaluations of the eligible employees. Awards included a cash payment and a grant of options to purchase our common stock.
1997 Long-Term Incentive Plan
      We have adopted the 1997 Long-Term Incentive Plan for the purpose of providing additional performance and retention incentives to officers and employees by facilitating their purchase of a proprietary interest in our common stock. Subject to anti-dilution adjustments for changes in our common stock or corporate structure, the plan allows for a number of shares of our common stock equal to the greater of 525,000 shares of our common stock or 10% of the total number of shares of our common stock outstanding to be issued pursuant to awards under the plan. Based on the outstanding shares of our common stock as of September 15, 2005, the maximum number of shares of our common stock that may be issued under the plan is 800,922 shares.
      The plan provides for the grant of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock awards, deferred stock awards and other equity-based rights. Awards under the plan may be granted to our officers, consultants and employees as determined by the plan administrator from time to time in its discretion. The plan is currently administered by the Compensation Committee of our Board of Directors. The plan has an indeterminate term and will continue in effect until terminated by our Board of Directors.
      Stock options are granted based upon several factors, including seniority, job duties and responsibilities, job performance, and our overall performance. Stock options are typically granted with an exercise price equal to the fair market value of a share of our common stock on the date of grant, and become vested at such times as determined by the Compensation Committee in its discretion. In general, stock options vest in equal monthly installments over three years and may be exercised for up to five years from the date of grant. Unless otherwise determined by the Compensation Committee at the time of grant, all outstanding awards under the plan will become fully vested upon a change in control.
      We receive no monetary consideration for the granting of stock options pursuant to the plan. However, we receive the cash exercise price for each option exercised. Shares issued as a result of the exercise of options will be authorized but unissued shares. The exercise of options and payment for the shares received would contribute to our equity.
      As of September 15, 2005, 252,597 shares of our common stock remained available for issuance under the plan, and 548,325 shares of our common stock have either been issued under the plan or are subject to outstanding awards under the plan.
Compensation Committee Interlocks and Insider Participation
      None of the members of our Compensation Committee has at any time been one of our officers or employees. None of our executive officers serves as a director or compensation committee member of any entity that has one or more of its executive officers serving as one of our Directors or on our Compensation Committee.

REPORT OF THE COMPENSATION COMMITTEE
To: The Board of Directors
      As members of the Compensation Committee, it is our duty to review and oversee the Company’s overall compensation program for its senior management. The Compensation Committee oversees the administration of the Metalico, Inc. Executive Bonus Plan (the “Bonus Plan”) and the Metalico, Inc. 1997 Long-Term Incentive Plan, as amended (the “Option Plan”). In addition, the Compensation Committee recommends to the full Board of Directors the compensation and evaluates the performance of the Chief Executive Officer and, in consultation with the Chief Executive Officer, the other officers of the Company. The Compensation Committee is comprised entirely of non-employee Directors.
      The primary philosophy of the Company regarding compensation is to offer a program which rewards each of the members of senior management commensurately with the Company’s overall growth and performance, including each person’s individual performance during the previous fiscal year. The Company’s compensation program for senior management is designed to attract and retain individuals who are capable of leading the Company in achieving its business objectives in an industry characterized by competitiveness, growth and change.
      The Company believes a substantial portion of the annual compensation of each member of senior management should relate to, and should be contingent upon, the success of the Company, as well as the individual contribution of each particular person to that success. As a result, a significant portion of the total compensation package consists of variable, performance-based components, such as bonuses and stock awards, which can increase or decrease to reflect changes in corporate and individual performance.
      The Compensation Committee recommends the compensation package for the Company’s Chief Executive Officer, Mr. Carlos E. Agüero, and reviews the compensation packages of other members of senior management in light of information collected by and reported to the Compensation Committee. The Compensation Committee considers various indicators of success on both a corporate and an individual level in determining the overall compensation package for Mr. Agüero and for other members of senior management. The Compensation Committee considers such corporate performance measures, among others, as revenue, operating income and earnings per share in its calculation of Mr. Agüero’s compensation, as well as the Company’s performance in the context of the overall economic climate as applicable to our industries and our businesses.
      The Company’s annual compensation package for Mr. Agüero and the other members of senior management will typically consist of: (a) salary, (b) an annual cash bonus, and (c) a long-term incentive award in the form of stock options. The 2004 base salaries for members of the Company’s senior management were established in their respective employment agreements with the Company.
      The Option Plan provides the Company with the ability to reward key employees annually with stock options as equity incentives. These long-term incentives are designed to couple the interests of key employees with those of the stockholders of the Company. Stock options provide an incentive that focuses the individual’s attention on managing the Company from the perspective of an owner, with an equity stake in the business. The value of stock options can be tied, in part, to the future performance of the Company’s common stock and provides additional value to the recipient when the price of the Company’s common stock increases. Stock options reward management for long-term strategic planning through the resulting enhancement of share price. The Company believes that a compensation structure which includes the periodic granting of long-term incentives such as stock options helps to attract and retain senior managers with long-term management perspectives. The Company granted non-qualified stock options to various members of the Company’s management, including Mr. Agüero, with respect to performance in 2004. The number of options granted to each member of senior management was determined in accordance with the relative position, seniority and contribution of each such officer.
      For the Company’s performance during 2005, the Committee has reviewed and approved updated performance parameters and objectives under the Bonus Plan for senior management and other key employees of the Company, including Mr. Agüero. Pursuant to the Bonus Plan, these individuals will be entitled to receive cash bonus awards and stock option awards equal to targeted percentages of each individual’s respective base salary as adjusted to reflect Company and individual performance in the discretion of the Committee, with the approval of the Board of Directors. These awards are based upon the Company and each respective officer achieving certain quantitative and qualitative objectives. The Compensation Committee reviews the compensation paid to the other members of senior management in a similar manner as that of the Chief Executive Officer. Each officer’s overall compensation is based upon the Company achieving certain financial objectives, together with each officer satisfying certain qualitative individual management objectives.
      The Committee believes that the Company has an appropriate compensation structure that properly rewards and motivates senior management and other key employees to build stockholder value.

Respectfully submitted,

THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS

Bret R. Maxwell, Chairman
Earl B. Cornette
Walter H. Barandiaran
      The Compensation Committee report in this proxy statement shall not be deemed incorporated by reference into any other filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.
SHAREHOLDER PERFORMANCE
      The initial registration of the Company’s common stock under Section 12 of the Securities Exchange Act of 1934 was effective on February 14, 2005. Accordingly, we are unable to provide a comparison of cumulative total stockholder return on such registered stock with any applicable index, peer group, or other measure for the year ending December 31, 2004.
OTHER MATTERS
      The Board of Directors does not intend to bring any other business before the Annual Meeting and, as far as is known by the Board, no matters are to be brought before the meeting except as disclosed in the Notice of Annual Meeting of Stockholders. Should any other matters arise, however, the persons named in the accompanying proxy intend to vote the proxy in accordance with their judgment on such matters in what they consider the best interests of the Company. The enclosed proxy confers discretionary authority to take action with respect to any additional matters that may come before the Annual Meeting.
SHAREHOLDER PROPOSALS FOR 2006
      Stockholder proposals, including Director nominations, intended for inclusion in the Company’s proxy statement for its 2006 annual general meeting (expected to be held on or about May 23, 2006) pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be directed to the Secretary, Metalico, Inc., 186 North Avenue East, Cranford, New Jersey 07016, and must have been received on or before December 15, 2005 so that it may be considered by the Company for inclusion in its proxy statement relating to that meeting. In order for proposals of stockholders made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Securities Exchange Act of 1934, such proposals must be received by the Corporate Secretary at the above address on or before March 15, 2006.

COPIES OF ANNUAL REPORTS ON FORM 10-K
      A copy of our Annual Report on Form 10-K for the year ended December 31, 2004, including audited financial statements set forth therein but otherwise without exhibits, accompanies this Proxy Statement. Upon the written request of a stockholder, the Company will provide copies of the exhibits to the Form 10-K, but a reasonable fee per page will be charged to the requesting stockholder. Such requests should be directed to Metalico, Inc., 186 North Avenue East, Cranford, New Jersey 07016, Attention: Secretary. The exhibits are also available as attachments to our online EDGAR filings with the SEC, which are accessible through our website, www.metalico.com.

BY ORDER OF THE BOARD OF DIRECTORS

Arnold S. Graber
Executive Vice President, General Counsel and Secretary
Cranford, New Jersey
September 22, 2005

APPENDIX A
METALICO, INC.
AUDIT COMMITTEE CHARTER
(as adopted December 8, 2004)
      The purpose of the Audit Committee (the “Committee”) is to assist the Board of Directors (the “Board”) of Metalico, Inc. (the “Corporation”) in its oversight of the Corporation’s accounting policies, internal controls, and financial reporting practices, the quality and integrity of the financial statements of the Corporation, the Corporation’s compliance with legal and regulatory requirements, the independence and qualifications of the Corporation’s independent auditor, and the performance of the Corporation’s internal audit function and independent auditors.
      The Committee will be appointed by the Board and will be comprised of three or more directors (as determined from time to time by the Board), each of whom will meet the independence requirements of the Sarbanes-Oxley Act of 2002 (the “Act”), the American Stock Exchange, and all other applicable law. Each member of the Committee will be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. At least one member of the Committee will have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities, as each such qualification is interpreted by the Board in its business judgment. In addition, to the extent practicable at least one member of the Committee will be an “audit committee financial expert” as such term is defined by the Securities and Exchange Commission (the “SEC”).
      In furtherance of its purpose, the Committee will have the following authority and responsibilities:

1. To discuss with Management and the Corporation’s independent auditor the annual audited financial statements and quarterly financial statements, including matters required to be reviewed under applicable legal, regulatory or American Stock Exchange requirements.

2. To discuss with Management and the independent auditor, as appropriate, earnings press releases and financial information and earnings guidance provided to analysts and to rating agencies.

3. To select the independent auditor to examine the company’s accounts, controls and financial statements. The Committee will have the sole authority and responsibility to select, evaluate, compensate and oversee the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation (including determination and review of the scope and plans for any engagement and resolution of disagreements between the Corporation’s Management and the auditor regarding financial reporting). The independent auditor and each such registered public accounting firm will report directly to the Committee. The Committee will have the sole authority to approve all audit engagement fees and terms and the Committee, or a member of the Committee, must pre-approve any audit and non-audit service provided to the Corporation by the Corporation’s independent auditor.

4. To discuss with Management and the independent auditor, as appropriate, any audit problems or difficulties and Management’s response, and the Corporation’s risk assessment and risk management policies, including the Corporation’s major financial risk exposure and steps taken by Management to monitor and mitigate such exposure.

5. To review the Corporation’s financial reporting and accounting standards and principles, significant changes in such standards or principles or in their application and the key accounting decisions affecting the Corporation’s financial statements, including alternatives to, and the rationale for, the decisions made.

6. To review and approve any internal corporate audit staff functions, including: (i) purpose, authority and organizational reporting lines; (ii) annual audit plan, budget and staffing; and

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(iii) concurrence in the appointment, compensation and rotation of a senior internal auditing executive and corporate audit staff, if any.

7. To review, with the senior internal auditing executive, if any, and such others as the Committee deems appropriate, the Corporation’s internal system of audit and financial controls and the results of internal audits.

8. To obtain and review at least annually a formal written report from the independent auditor delineating the auditing firm’s internal quality-control procedures; any material issues raised within the preceding five years by the auditing firm’s internal quality-control reviews, by peer reviews of the firm, or by any governmental or other inquiry or investigation relating to any audit conducted by the firm; and any steps taken by the auditing firm to address any findings in any of the foregoing reviews. In order to assess auditor independence, the Committee will also review at least annually all relationships between the independent auditor and the Corporation. The Committee will also assure regular rotation of the lead audit partner, as required by the Act, and consider whether rotation of the independent auditor is required to ensure independence.

9. To prepare and publish an annual Committee report in the Corporation’s proxy statement.

10. To set policies for the Corporation’s hiring of either employees or former employees of the Corporation’s independent auditor.

11. To review and investigate any matters pertaining to the integrity of Management, including conflicts of interest, or adherence to standards of business conduct as required in the policies of the Corporation. This should include regular reviews of the compliance processes in general and the corporate ombudsman process in particular. In connection with these reviews, the Committee will meet, as deemed appropriate, with the general counsel and other Corporation officers or employees. The Committee will meet separately with Management, the corporate audit staff, and the Corporation’s independent auditors.

12. To establish procedures for the receipt, retention and treatment of complaints on accounting, internal accounting controls or auditing matters, as well as for confidential, anonymous submissions by the Corporation’s employees of concerns regarding questionable accounting or auditing matters.

      The Committee will have the authority to delegate any of its responsibilities to subcommittees as the Committee may deem appropriate in its sole discretion. The Committee will have authority to retain such outside legal, accounting, and other advisors as the Committee may deem appropriate in its sole discretion. The Committee will have sole authority to approve related fees and retention terms.
      The Committee will meet at such intervals as it may determine but not less frequently than quarterly. A majority of the members of the entire Committee will constitute a quorum. The Committee will act on the affirmative vote of a majority of members present at a meeting at which a quorum is present. Without a meeting, the Committee may act by unanimous written consent of all members. However, the Committee may delegate to one or more of its members the authority to grant pre-approvals of audit and permitted non-audit services, provided the decision is reported to the full Committee at its next scheduled meeting.
      The Corporation will provide for appropriate funding, as determined by the Committee, for payment of compensation: (a) to outside legal, accounting or other advisors employed by the Committee; and (b) for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.
      While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Corporation’s financial statements are complete and accurate and are in accordance with GAAP. This is the responsibility of Management and the Corporation’s independent auditors.
      The Committee will report its actions and any recommendations to the Board after each Committee meeting and will conduct and present to the Board an annual performance evaluation of the Committee. The Committee will review at least annually the adequacy of this Charter and recommend any proposed changes to the Board for approval.

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METALICO, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned hereby appoints David J. DelBianco and Katherine B. Mikel, and each of them, proxies with full power of substitution, to vote all shares of Common Stock of Metalico, Inc. (the “Company”) held of record by the undersigned on September 15, 2005, the record date with respect to this solicitation, at the Annual Meeting of Stockholders of the Company to be held at the Newark Liberty International Airport Marriott Hotel, Newark Liberty International Airport, Newark, New Jersey, beginning at 9:30 a.m., local time on Tuesday, November 1, 2005, and at any adjournment thereof, upon the following matters:
PLEASE SIGN AND DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

1. Board of Directors recommends a vote FOR Proposal No. 1.

ELECTION OF DIRECTORS	☐	FOR the nominees listed below	☐	WITHHOLD AUTHORITY to vote for all nominees

Nominees:	Carlos E. Agüero	Earl C. Cornette	Walter H. Barandiaran
	Michael J. Drury	Bret R. Maxwell	Paul A. Garrett
Terms expiring at the 2006 Annual Meeting
(Authority to vote for any nominee named above may be withheld by lining through that nominee’s name.)
2. Board of Directors recommends a vote FOR Proposal No. 2.

RATIFY SELECTION OF AUDITOR	☐	FOR	☐	AGAINST	☐	ABSTAIN
3. Other Matters
In their discretion, the proxies are authorized to vote upon such business as may properly come before the meeting and at any adjournment thereof.

☐	MARK HERE FOR CHANGE OF ADDRESS AND NOTE BELOW

☐	MARK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING
     This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is given, this proxy will be voted for Proposal No.1 and Proposal No. 2 above, and as said proxies deem advisable on such other matters as may properly come before the Annual Meeting or at any adjournments thereof. If any nominee listed in Proposal No. 1 declines or is unable to serve as a director, then the persons named as proxies shall have full discretion to vote for any other person designated by the Board of Directors.

Dated:	, 2005

Signature

Signature
(Your signature(s) should conform to your name(s) as printed hereon. Co-owners should all sign.).